                                                                    EXHIBIT 10.3


                    AGREEMENT TO INCREASE COMMITMENT AMOUNT
                    ---------------------------------------

        THIS AGREEMENT TO INCREASE COMMITMENT AMOUNT (the "Agreement"), dated as of September 1, 1998, is by and among NEW CENTURY MORTGAGE CORPORATION, a California corporation (the "Company"), U.S. BANK NATIONAL ASSOCIATION, formerly known as First Bank National Association, as agent (the "Agent") for the Lenders party to the Third Amended and Restated Credit Agreement described below, and FIRST UNION NATIONAL BANK (the "Increasing Lender").

                                    Recitals
                                    --------

     A. The Company, the Agent and the Lenders are parties to that certain Third Amended and Restated Credit Agreement dated as of May 29, 1998 (the "Credit Agreement").

     B. The Company and the Agent desire to increase the commitment of the Increasing Lender with a Warehousing Commitment as herein set forth.

     C. This Agreement is delivered to the Agent by the Company and the Increasing Lender pursuant to Section 8.06(b) of the Credit Agreement.

     NOW, THEREFORE, in consideration of the premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   Article I
                                   ---------

                                  Definitions
                                  -----------

     Section 1.01. Incorporated Definitions.  Capitalized terms used in this
                   ------------------------
Agreement, to the extent not otherwise defined herein, shall have the same meanings as in the Credit Agreement.

                                   Article II
                                   ----------

                        Concerning the Increasing Lender
                        --------------------------------

Section 2.01. Commitment.  The Warehousing Commitment of the Increasing Lender
              ----------
shall be THIRTY MILLION DOLLARS ($30,000,000.00). Schedule 1.01(b) of the Credit Agreement is hereby amended and restated in its entirety to read as set forth in
Schedule 1.01 (b) hereto.

                                  Article III
                                  -----------

                              Conditions Precedent
                              --------------------

    Section 3.01. Delivery of Documents.  The obligation of the Increasing
                  ---------------------
Lender to make Advances shall be subject to the delivery to the Agent by the Company of the following documents:

    (a) a promissory note in the form of Exhibit F to the Credit Agreement, payable to the Increasing Lender, in the principal amount of the Increasing Lender's Warehousing Commitment;

    (b) a certificate of the Secretary or Assistant Secretary of the Company certifying (i) resolutions of the Company's Board of Directors authorizing the execution, delivery and performance of this Agreement and the Increasing Lender's Warehousing Note and identifying the officers of the Borrower authorized to sign such instruments, and (ii) specimen signatures of the officers so authorized; and

    (c) such other documents as the Agent or the Increasing Lender may reasonably request.

                                   Article IV
                                   ----------
                                 Miscellaneous
                                 -------------

    Section 4.01. Applicable Law.  This Agreement shall be governed by and
                  --------------
construed in accordance with the internal law, and not the law of conflicts, of the State of Minnesota, but giving effect to federal laws applicable to national banks.

    Section 4.02. Counterparts.  This Agreement may be executed in one or more
                  ------------
counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the undersigned have caused this instrument to be executed as of the date first above written.

                                       NEW CENTURY MORTGAGE
                                       CORPORATION


                                       By:  /s/ E. F. Gotschall
                                            -------------------
                                       Its: CFO
                                            -------------------



                                       GUARANTY FEDERAL BANK, F.S.B.


                                       By:  /s/ C. Simms
                                            ------------------
                                       Its: Vice President
                                            ------------------



                                       U.S. BANK NATIONAL
                                       ASSOCIATION, as Agent


                                       By:  /s/ Edwin Jenkins
                                            ------------------
                                       Its: Vice President
                                            ------------------



                                      S-1